Prospectus Supplement October 6, 1997
Strategist Income Fund, Inc. (July 30, 1997)         S-6124 C (7/97)

The following paragraph in the section titled "Annual Fund and allocated Portfolio operating expenses" has been modified to reflect the following changes shown in bold:

         The Advisor and the Distributor HAVE agreed to waive certain fees and to absorb certain other Fund expenses until DEC. 31, 1998. Under this agreement, total expenses WILL not exceed 1.10% for Government Income Fund and Quality Income Fund and 1.20% for High Yield Fund. Without this agreement, the ratio of expenses to average daily net assets would have been: 25.68% for Government Income Fund, 11.48% for High Yield Fund and 13.34% for Quality Income Fund.


         S-6124-1(10/97)
         Valid until next prospectus update
         Destroy August 1, 1998